Exhibit 99.4

MBNA MASTER CREDIT CARD TRUST II SERIES 1995-E

KEY PERFORMANCE FACTORS
June 30, 2001



        Expected B Maturity                         09/16/2002


        Blended Coupon                               4.2385%



        Excess Protection Level
          3 Month Average  7.38%
          June, 2001  6.93%
          May, 2001  7.68%
          April, 2001  7.54%


        Cash Yield                                  18.98%


        Investor Charge Offs                        5.67%


        Base Rate                                   6.38%


        Over 30 Day Delinquency                     4.78%


        Seller's Interest                           8.00%


        Total Payment Rate                          14.15%


        Total Principal Balance                     $57,876,901,808.74


        Investor Participation Amount               $500,000,000.00


        Seller Participation Amount                 $4,631,211,247.25